UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2008

NBTY, INC.

 (Exact Name of Registrant as Specified in Charter)

DELAWARE	001-31788	11-2228671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Orville Drive Bohemia, New York	11716
(Address of Principal Executive Offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Anonymous and Confidentail Hotline Services Agreement dated 9/15/03 between reportit on the Net, Inc. and NBTY

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Anonymous and Confidentail Hotline Services Agreement dated 9/15/03 between reportit on the Net, Inc. and NBTY

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.02.            COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(f) On February 1, 2008, the Board of Directors of NBTY, Inc. ratified the February 1, 2008 decision of the Compensation and Stock Option Committee that Mr. Scott Rudolph and Mr. Harvey Kamil shall receive the bonus set forth next to his name in the following table for the fiscal year ended September 30, 2007.

EXECUTIVE OFFICER	2007 BONUS	TOTAL 2007 COMPENSATION

Scott Rudolph
Chairman and CEO	$1,015,000	$1,961,490

Harvey Kamil
President and CFO	$650,000	$1,171,248

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 6, 2008

NBTY, INC.

By:

/s/ Harvey Kamil

Harvey Kamil

President and Chief Financial Officer